Exhibit (q)(10)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Tax-Managed Small-Cap Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                           Date
---------                       -----                           ----

/s/ Duncan W. Richardson        President, Principal            July 1, 2003
-----------------------------   Executive Officer
Duncan W. Richardson

/s/ Michelle A. Alexander       Treasurer and Principal         July 1, 2003
-----------------------------   Financial and Accounting
Michelle A. Alexander           Officer

/s/ Jessica M. Bibliowicz       Trustee                         July 1, 2003
-----------------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes             Trustee                         July 1, 2003
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III        Trustee                         July 1, 2003
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park             Trustee                         July 1, 2003
-----------------------------
William H. Park

/s/ Ronald A. Pearlman          Trustee                         July 1, 2003
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                         July 1, 2003
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                         July 1, 2003
-----------------------------
Lynn A. Stout